UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 28, 2023

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On and effective November 28, 2023, SuRo Capital Corp. (the “Company”) entered into Amendment No. 1 to the Second Amended and Restated Employment Agreement with Mark D. Klein, the Company’s Chairman, Chief Executive Officer and President (the “Klein Amendment”), and Amendment No. 2 to the Second Amended and Restated Employment Agreement with Allison Green, the Company’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary (the “Green Amendment,” and together with the Klein Amendment, the “Amendments”). Certain material terms of the Second Amended Employment Agreements are described below in Item 5.02, which descriptions are incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            On and effective November 28, 2023, the Company entered into the Amendments with Mr. Klein and Ms. Green. The Amendments modified the terms of the Second Amended and Restated Employment Agreements of each of Mr. Klein and Ms. Green, dated April 26, 2021 (such agreements, collectively and as previously amended for Ms. Green, the “Prior Employment Agreements”), to extend the terms of each by two years to December 31, 2026. Other than this term extension, no other terms of the Prior Employment Agreements have changed. For a description of the material terms of the Prior Employment Agreements, please refer to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 28, 2021 and the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2021.

The description above is qualified in its entirety by reference to the copies of the Klein Amendment and Green Amendment, which will be filed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2023	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary